 EXHIBIT 21.1
LIST OF SUBSIDIARIES

Glimcher Realty Trust (“GRT”) has the following subsidiaries and interests:

1.	Glimcher Properties Corporation, a Delaware corporation (100% shareholder);
2.	Glimcher Properties, LP, a Delaware limited partnership (approximately 96% limited partnership interest);
3.	Glimcher Johnson City, Inc., a Delaware corporation (100% shareholder);
4.	Glimcher Dayton Mall, Inc., a Delaware corporation (100% shareholder);
5.	Glimcher Colonial Park Mall, Inc., a Delaware corporation (100% shareholder);
6.	Glimcher Tampa, Inc., a Delaware corporation (100% shareholder);
7.	Glimcher Auburn, Inc., a Delaware corporation (100% shareholder);
8.	Glimcher Weberstown, Inc., a Delaware corporation (100% shareholder);
9.	Glimcher Montgomery, Inc., a Delaware corporation (100% shareholder);
10.	Glimcher Mount Vernon, Inc., a Delaware corporation (100% shareholder);
11.	Glimcher PTC, Inc., a Delaware corporation (100% shareholder);
12.	Glimcher Eastland, Inc., a Delaware corporation (100% shareholder);
13.	Glimcher Loyal Plaza, Inc., a Delaware corporation (100% shareholder); and
14.	Glimcher Loyal Plaza Tenant, Inc., a Delaware corporation (100% shareholder).

Glimcher Properties Corporation has the following subsidiaries:

1.	Glimcher Grand Central, Inc., a Delaware corporation (100% shareholder);
2.	Glimcher Morgantown Mall, Inc, a Delaware corporation (100% shareholder); and
3.	San Mall Corporation, a Delaware corporation (100% shareholder).

Glimcher Properties Limited Partnership has the following interests:

1.	Grand Central, LP, a Delaware limited partnership (99% limited partnership interest);
2.	Glimcher University Mall, LP, a Delaware limited partnership (99% limited partnership interest);
3.	Morgantown Mall Associates, LP, an Ohio limited partnership (99% limited partnership interest);
4.	Johnson City Venture, LLC, a Delaware limited liability company (99% member interest);
5.	Dayton Mall Venture, LLC, a Delaware limited liability company (99% member interest);
6.	Colonial Park Mall, LP, a Delaware limited partnership (99.5% limited partnership interest);
7.	Catalina Partners, LP, a Delaware limited partnership (99% limited partnership interest owned by Colonial Park Mall, LP);
8.	Glimcher Development Corporation, a Delaware corporation (100% shareholder);
9.	Weberstown Mall, LLC, a Delaware limited liability company (99% member interest);
10.	Glimcher Northtown Venture, LLC, a Delaware limited liability company (99% member interest);
11.	Montgomery Mall Associates, LP, a Delaware limited partnership (99% limited partnership interest;
12.	Glimcher SuperMall Venture, LLC, a Delaware limited liability company (99% member interest);
13.	San Mall, LP, a Delaware limited partnership (99.5% limited partnership interest);
14.	Polaris Center, LLC, a Delaware limited liability company (99% member interest);
15.	JG Elizabeth, LLC, a Delaware limited liability company (100% member interest);
16.	Charlotte Eastland Mall, LLC, a Delaware limited liability company (99% member interest);
17.	Polaris Mall, LLC, a Delaware limited liability company (100% member interest);
18.	PFP Columbus, LLC, a Delaware limited liability company (100% member interest owned by Polaris Mall LLC);
19.	Great Plains MetroMall, LLC, a Colorado limited liability company (100% member interest);
20.	Mount Vernon Venture, LLC, a Delaware limited liability company (99% member interest);
21.	Loyal Plaza Venture, LP, a Delaware limited partnership (99% limited partnership interest);
22.	Glimcher Loyal Plaza Tenant, LP, a Delaware limited partnership (99% limited partnership interest);
23.	Jersey Gardens Center, LLC, a Delaware limited liability company (100% member interest);
24.	GM Mezz, LLC, a Delaware limited liability company (100% member interest owned by Great Plains Metro Mall, LLC);
25.	RVM Glimcher, LLC, a Delaware limited liability company (100% member interest);
26.	Glimcher Ashland Venture, LLC, a Delaware limited liability company (100% member interest);
27.	GM Olathe, LLC, a Delaware limited liability company (100% member interest owned by GM Mezz, LLC);
28.	Fairfield Village, LLC, a Delaware limited liability company (100% member interest);
29.	Glimcher JG Urban Renewal, Inc., a New Jersey corporation (100% shareholder);
30.	N.J. Metromall Urban Renewal, Inc., a New Jersey corporation (100% shareholder);

31.	LC Portland, LLC, a Delaware limited liability company (100% member interest);
32.	GB Northtown, LLC, a Delaware limited liability company (100% member interest);
33.	Glimcher WestShore, LLC, a Delaware limited liability company (100% member interest);
34.	MFC Beavercreek, LLC, a Delaware limited liability company (100% member interest);
35.	EM Columbus, LLC, a Delaware limited liability company (100% member interest);
36.	Mainstreet Maintenance, LLC, an Ohio limited liability company (100% member interest);
37.	Ohio Retail Security, LLC, an Ohio limited liability company (100% member interest);
38.	Wilora Lake Properties, LLC, a Delaware limited liability company (100% member interest);
39.	Glimcher Polaris, LLC, a Delaware limited liability company (100% member interest);
40.	OG Retail Holding Co., LLC, a Delaware limited liability company (52% member interest-unconsolidated joint venture subsidiary);
41.	Puente Hills Mall REIT, LLC, a Delaware limited liability company (100% Class A membership interests held by OG Retail Holding Co., LLC);
42.	Puente Hills Mall, LLC, a Delaware limited liability company (100% member interest held by Puente Hills Mall REIT, LLC);
43.	Tulsa Promenade, LLC, a Delaware limited liability company (100% member interest held by Tulsa Promenade REIT, LLC);
44.	Tulsa Promenade REIT, LLC, a Delaware liability company (100% Class A membership interests held by OG Retail Holding Co., LLC);
45.	GPLP Surprise Venture, LLC, a Delaware liability company (100% member interest);
46.	Surprise Peripheral Venture, LLC, an Arizona limited liability company (50% member interest held by GPLP Surprise Venture, LLC);
47.	WTM Glimcher, LLC, a Delaware liability company (100% member interest held by Weberstown Mall, LLC);
48.	Glimcher Surprise, LLC, a Delaware liability company (100% membership interest);
49.	Polaris Lifestyle Center, LLC, a Delaware liability company (100% member interest);
50.	Glimcher Kierland Crossing, LLC, a Delaware liability company (100% member interest);
51.	Kierland Crossing, LLC, a Delaware liability company (50% member interest held by Glimcher Kierland Crossing, LLC);
52.	EM Columbus II, LLC, a Delaware limited liability company (100% member interest); and
53.	RV Boulevard Holdings, LLC, a Delaware limited liability company (100% member interest);
54.	EM Columbus III, LLC, a Delaware limited liability company (100% member interest);
55.	Glimcher Merritt Square, LLC, a Delaware limited liability company (100% member);
56.	Glimcher MS, LLC, a Delaware limited liability company (100% member);
57.	Glimcher Vero, LLC, a Delaware limited liability company (100% member);
58.	Vero Beach Fountains, LLC, a Delaware limited liability company (50% member interest held by Glimcher Vero, LLC);
59.	Morgantown Commons, LP, a Ohio Limited Partnership (99% limited partnership interest);
60.	Glimcher Panama City, LLC, a Delaware limited liability company (100% member interest);
61.	PPN Panama City, LLC, a Delaware limited liability company (55% member interest held by Glimcher Panama City, LLC);
62.	Panama City Beach Venture, LLC, a Delaware limited liability company (50% member interest held by PPN Panama City, LLC); and
63.	GRT WSP-LC Holdings, LLC, a Delaware limited liability company (100% member).

Glimcher Development Corporation has the following subsidiaries and interests:

1.	Ohio Entertainment Corporation, a Delaware corporation (100% shareholder);
2.	Trans State Development, Inc., a Delaware corporation (100% shareholder);
3.	Trans State Development, LLC, a Delaware limited liability company (99% member interest);
4.	Mason Park Center, Inc., a Delaware corporation (100% shareholder);
5.	Mason Park Center, LLC, a Delaware limited liability company (99% member interest):
6.	GDC Retail, Inc., a Delaware corporation (100% shareholder);
7.	GDC Retail, LLC, a Delaware limited liability company (99% member interest);
8.	SR 741, Inc., a Delaware corporation (100% shareholder);
9.	SR 741, LLC, a Delaware limited liability company (99% member interest);
10.	California Retail Security, Inc., an Ohio corporation (100% shareholder); and
11.	Blue Forum Jet, LLC, a Delaware limited liability company (100% member interest).